Exhibit 10.11
JOINDER AGREEMENT

PBF Energy Western Region LLC
Torrance Logistics Company LLC
One Sylvan Way, Second Floor
Parsippany, New Jersey 07054

July 1, 2016

UBS AG, Stamford Branch
677 Washington Boulevard
Stamford, Connecticut 06901
Attention: DL-UBS Agency
Telecopier No.: (203) 719-4176
Email: DL-UBSAgency@ubs.com

Ladies and Gentlemen:

Reference is made to the Amended and Restated ABL Security Agreement (as amended, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of August 15, 2014, made by PBF Holding Company LLC, a Delaware limited liability company (“Holdings”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC, a limited liability company (“Paulsboro”), Toledo Refining Company LLC, a Delaware limited liability company (“Toledo”), Chalmette Refining, L.L.C., a Delaware limited liability company (“Chalmette” and, together with Holdings, Delaware City, Paulsboro and Toledo, the “Borrowers”), the Guarantors party thereto and UBS AG, STAMFORD BRANCH, as administrative agent and a co-collateral agent (in such capacity and together with any successors in such capacity, the “Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, PBF Energy Western Region LLC, a Delaware limited liability company, and Torrance Logistics Company LLC, a Delaware limited liability company (each a “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. Each New Pledgor hereby agrees to be bound as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. Each New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, each New Pledgor hereby grants and pledges to the Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Pledgor thereunder. Each New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.

Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to each New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

NEW PLEDGOR

PBF Energy Western Region LLC

By:__/s/ John E. Luke____________________
Name: John E. Luke
Title: Treasurer

Torrance Logistics Company LLC

By:__/s/ John E. Luke____________________
Name: John E. Luke
Title: Treasurer

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH, as Agent

By:_/s/Darlene Arias_____________________
Name: Darlene Arias
Title: Director

By:_/s/ Kenneth Chin_____________________
Name: Kenneth Chin
Title: Director

[Schedules pages follow]

SCHEDULES

Perfection Certificate Supplement

(attached)

PERFECTION CERTIFICATE SUPPLEMENT
July 1, 2016
Reference is made to that certain (a) Third Amended and Restated Revolving Credit Agreement dated as of August 15, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among PBF HOLDING COMPANY LLC, a Delaware limited liability company (“Holding”), DELAWARE CITY REFINING COMPANY LLC, a Delaware limited liability company (“Delaware City”), PAULSBORO REFINING COMPANY LLC, a Delaware limited liability company (“Paulsboro”) and TOLEDO REFINING COMPANY LLC, a Delaware limited liability company (“Toledo”), CHALMETTE REFINING L.L.C., a Delaware limited liability company (“Chalmette” and together with Holding, Delaware City, Toledo and Paulsboro, “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as a Co-Documentation Agent (the “UBS Co-Documentation Agent”) and a Co-Syndication Agent (the “UBS Co-Syndication Agent”), UBS SECURITIES LLC, BANK OF AMERICA, N.A., WELLS FARGO BANK, N.A., CITIBANK, N.A., NATIXIS, DEUTSCHE BANK SECURITIES INC., CREDIT AGRICOLE CORPORATE & INVESTMENT BANK and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Joint Lead Arrangers (in such capacities, the “Joint Lead Arrangers”) and Joint Lead Bookmanagers, UBS AG, STAMFORD BRANCH, as an Issuing Bank, Administrative Agent, a Co-Collateral Agent and as Swingline Lender (in such capacity, the “Swingline Lender”), BANK OF AMERICA, N.A., as a Co-Collateral Agent and as a Co-Syndication Agent (the “BAML Co-Syndication Agent”), CITIBANK, N.A., as a Co-Syndication Agent (the “Citibank Co-Syndication Agent”, and together with the UBS Co-Syndication Agent and the BAML Co-Syndication Agent, the “Co-Syndication Agents”), WELLS FARGO BANK, N.A., as a Co-Collateral Agent and a Co-Documentation Agent (the “WF Co-Documentation Agent”), DEUTSCHE BANK SECURITIES INC., as a Co-Documentation Agent (the “DB Co-Documentation Agent”), and CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Co-Documentation Agent (the “CA Co-Documentation Agent”), and together with the UBS Co-Documentation Agent, the WF Co-Documentation Agent, the CA Co-Documentation Agent and the DB Co-Documentation Agent, the “Co-Documentation Agents”, and (b) Security Agreement. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as of the date hereof.
As used herein, the term "Company" means PBF Energy Western Region LLC, a Delaware limited liability company.
The undersigned hereby certifies to the Administrative Agent as of the date hereof as follows:
1.Names. (a) Schedule 1(a) attached hereto and made a part hereof, (x) sets forth the exact legal name of the Company, as such name appears in its respective certificate of incorporation or any other organizational document; (y) the Company is (i) the type of entity disclosed next to its name therein and (ii) a registered organization except to the extent disclosed therein and (z) sets forth the organizational identification number, if any, of the Company that is a registered organization, the Federal Taxpayer Identification Number of the Company and the jurisdiction of formation of the Company.
(b)    To the knowledge of the Company, Schedule 1(b) attached hereto and made a part hereof, sets forth any other corporate or organizational names the Company has had in the past five years, together with the date of the relevant change.
2.Current Locations. (a) Schedule 2(a) attached hereto and made a part hereof, sets forth the principal executive office of the Company and its address.

(b)    Schedule 2(b) attached hereto and made a part hereof, sets forth all locations where the Company maintains any books or records relating to any Collateral.
(c)    Schedule 2(c) attached hereto and made a part hereof, sets forth are all the other places of business of the Company.
(d)    Schedule 2(d) attached hereto and made a part hereof, sets forth all other locations where the Company maintains any of the Collateral consisting of Inventory not identified above or below.
(e)    Schedule 2(e) attached hereto and made a part hereof, sets forth the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper or inventory.
3.[Intentionally omitted].
4.[Intentionally omitted].
5.[Intentionally omitted].
6.[Intentionally omitted].
7.Schedule of Filings. Schedule 7 attached hereto and made a part hereof, is a schedule of (i) the appropriate filing offices for the financing statements against the Company and (ii) any other actions required to create, preserve, protect and perfect the security interests in the Pledged Collateral (as defined in the Security Agreement) granted to the Administrative Agent pursuant to the applicable Security Documents. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Pledged Collateral granted to the Administrative Agent pursuant to the applicable Security Documents.
8.[Intentionally omitted].
9.[Intentionally omitted].
10.[Intentionally omitted].
11.Instruments and Tangible Chattel Paper. Listed on Schedule 11 attached hereto and made a part hereof, is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness, held by the Company as of the date hereof, including all intercompany notes between or among any two or more Loan Parties, in each case, to the extent constituting Collateral and to the extent in excess of $500,000 per item.
12.[Intentionally omitted].
13.Deposit Accounts, Securities Accounts, Futures Accounts and Commodity Accounts. Attached hereto as Schedule 13 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the Security Agreement) maintained by the Company, including the name of each institution where each such account is held and the name of each such account, other than the Excluded Accounts.
14.    Letter-of-Credit Rights. Schedule 14 attached hereto and made a part hereof, is a true and correct list of all Letters of Credit issued in favor of the Company, as beneficiary thereunder.

The schedules attached hereto supplement all schedules delivered under any prior Perfection Certificate.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first written above.

THE COMPANY:
PBF Energy Western Region LLC
By: _/s/ John E. Luke__________
Name: John E. Luke
Title: Treasurer

[Schedules pages follow]

SCHEDULE 1(a)
Legal Name

Legal Name	Type of Entity	Federal Taxpayer Identification Number	Jurisdiction of Formation

PBF Energy Western Region LLC	Limited Liability Company	35-2545521	Delaware

Schedule 1(b)
Prior Organizational Names

Prior Name	Date of Change
N/A

Schedule 2(a)
Chief Executive Offices

Address
1 Sylvan Way, 2nd Floor, Parsippany, New Jersey 07054

Schedule 2(b)
Locations where the Company maintains any books or records relating to any Collateral

Address
One Sylvan Way, Second Floor, Parsippany, NJ 07054
111 West Ocean Blvd, Suite 1500, Long Beach, CA 90802

Schedule 2(c)
Other places of business of the Company

Address
111 West Ocean Blvd, Suite 1500, Long Beach, CA 90802

Schedule 2(d)
Other locations where the Company maintains any of the Collateral consisting of Inventory not identified above or below

Locations
N/A

Schedule 2(e)
The names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper or inventory

Terminal Location	Company	Terminal Address
N/A

Schedule (7)
Filings/Filing Offices

Type of Filing	Applicable Collateral Document (Mortgage, Security Agreement or other)	Jurisdiction
UCC-1	Financing Statement	Delaware Secretary of State

Schedule 11
Instruments and Tangible Chattel Paper

Not applicable.

Schedule 13
Deposit Accounts, Securities Account and Commodity Accounts

Bank and Account Type	Account No.
None

Schedule 14
Letter of Credit Rights

Type	L/C Number	Beneficiary	Issuing Bank

N/A

PERFECTION CERTIFICATE SUPPLEMENT
July 1, 2016
Reference is made to that certain (a) Third Amended and Restated Revolving Credit Agreement dated as of August 15, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among PBF HOLDING COMPANY LLC, a Delaware limited liability company (“Holding”), DELAWARE CITY REFINING COMPANY LLC, a Delaware limited liability company (“Delaware City”), PAULSBORO REFINING COMPANY LLC, a Delaware limited liability company (“Paulsboro”) and TOLEDO REFINING COMPANY LLC, a Delaware limited liability company (“Toledo”), CHALMETTE REFINING L.L.C., a Delaware limited liability company (“Chalmette” and together with Holding, Delaware City, Toledo and Paulsboro, “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as a Co-Documentation Agent (the “UBS Co-Documentation Agent”) and a Co-Syndication Agent (the “UBS Co-Syndication Agent”), UBS SECURITIES LLC, BANK OF AMERICA, N.A., WELLS FARGO BANK, N.A., CITIBANK, N.A., NATIXIS, DEUTSCHE BANK SECURITIES INC., CREDIT AGRICOLE CORPORATE & INVESTMENT BANK and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Joint Lead Arrangers (in such capacities, the “Joint Lead Arrangers”) and Joint Lead Bookmanagers, UBS AG, STAMFORD BRANCH, as an Issuing Bank, Administrative Agent, a Co-Collateral Agent and as Swingline Lender (in such capacity, the “Swingline Lender”), BANK OF AMERICA, N.A., as a Co-Collateral Agent and as a Co-Syndication Agent (the “BAML Co-Syndication Agent”), CITIBANK, N.A., as a Co-Syndication Agent (the “Citibank Co-Syndication Agent”, and together with the UBS Co-Syndication Agent and the BAML Co-Syndication Agent, the “Co-Syndication Agents”), WELLS FARGO BANK, N.A., as a Co-Collateral Agent and a Co-Documentation Agent (the “WF Co-Documentation Agent”), DEUTSCHE BANK SECURITIES INC., as a Co-Documentation Agent (the “DB Co-Documentation Agent”), and CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Co-Documentation Agent (the “CA Co-Documentation Agent”), and together with the UBS Co-Documentation Agent, the WF Co-Documentation Agent, the CA Co-Documentation Agent and the DB Co-Documentation Agent, the “Co-Documentation Agents”, and (b) Security Agreement. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as of the date hereof.
As used herein, the term "Company" means Torrance Logistics Company LLC, a Delaware limited liability company.
The undersigned hereby certifies to the Administrative Agent as of the date hereof as follows:
1.Names. (a) Schedule 1(a) attached hereto and made a part hereof, (x) sets forth the exact legal name of the Company, as such name appears in its respective certificate of incorporation or any other organizational document; (y) the Company is (i) the type of entity disclosed next to its name therein and (ii) a registered organization except to the extent disclosed therein and (z) sets forth the organizational identification number, if any, of the Company that is a registered organization, the Federal Taxpayer Identification Number of the Company and the jurisdiction of formation of the Company.
(b)    To the knowledge of the Company, Schedule 1(b) attached hereto and made a part hereof, sets forth any other corporate or organizational names the Company has had in the past five years, together with the date of the relevant change.

2.Current Locations. (a) Schedule 2(a) attached hereto and made a part hereof, sets forth the principal executive office of the Company and its address.
(b)    Schedule 2(b) attached hereto and made a part hereof, sets forth all locations where the Company maintains any books or records relating to any Collateral.
(c)    Schedule 2(c) attached hereto and made a part hereof, sets forth are all the other places of business of the Company.
(d)    Schedule 2(d) attached hereto and made a part hereof, sets forth all other locations where the Company maintains any of the Collateral consisting of Inventory not identified above or below.
(e)    Schedule 2(e) attached hereto and made a part hereof, sets forth the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper or inventory.
3.[Intentionally omitted].
4.[Intentionally omitted].
5.[Intentionally omitted].
6.[Intentionally omitted].
7.Schedule of Filings. Schedule 7 attached hereto and made a part hereof, is a schedule of (i) the appropriate filing offices for the financing statements against the Company and (ii) any other actions required to create, preserve, protect and perfect the security interests in the Pledged Collateral (as defined in the Security Agreement) granted to the Administrative Agent pursuant to the applicable Security Documents. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Pledged Collateral granted to the Administrative Agent pursuant to the applicable Security Documents.
8.[Intentionally omitted].
9.[Intentionally omitted].
10.[Intentionally omitted].
11.Instruments and Tangible Chattel Paper. Listed on Schedule 11 attached hereto and made a part hereof, is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness, held by the Company as of the date hereof, including all intercompany notes between or among any two or more Loan Parties, in each case, to the extent constituting Collateral and to the extent in excess of $500,000 per item.
12.[Intentionally omitted].
13.Deposit Accounts, Securities Accounts, Futures Accounts and Commodity Accounts. Attached hereto as Schedule 13 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the Security Agreement) maintained by the Company, including the name of each institution where each such account is held and the name of each such account, other than the Excluded Accounts.

14.    Letter-of-Credit Rights. Schedule 14 attached hereto and made a part hereof, is a true and correct list of all Letters of Credit issued in favor of the Company, as beneficiary thereunder.

The schedules attached hereto supplement all schedules delivered under any prior Perfection Certificate.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first written above.

THE COMPANY:
Torrance Logistics Company LLC
By: _/s/ John E. Luke___________
Name: John E. Luke
Title: Treasurer

[Schedules pages follow]

SCHEDULE 1(a)
Legal Name

Legal Name	Type of Entity	Federal Taxpayer Identification Number	Jurisdiction of Formation

Torrance Logistics Company LLC	Limited Liability Company	38-3983432	Delaware

Schedule 1(b)
Prior Organizational Names

Prior Name	Date of Change
N/A

Schedule 2(a)
Chief Executive Offices

Address
1 Sylvan Way, 2nd Floor, Parsippany, New Jersey 07054

Schedule 2(b)
Locations where the Company maintains any books or records relating to any Collateral

Address
One Sylvan Way, Second Floor, Parsippany, NJ 07054
111 West Ocean Blvd, Suite 1500, Long Beach, CA 90802

Schedule 2(c)
Other places of business of the Company

Address
111 West Ocean Blvd, Suite 1500, Long Beach, CA 90802

Schedule 2(d)
Other locations where the Company maintains any of the Collateral consisting of Inventory not identified above or below

Locations
N/A

Schedule 2(e)
The names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper or inventory

Terminal Location	Company	Terminal Address
N/A

Schedule (7)
Filings/Filing Offices

Type of Filing	Applicable Collateral Document (Mortgage, Security Agreement or other)	Jurisdiction
UCC-1	Financing Statement	Delaware Secretary of State

Schedule 11
Instruments and Tangible Chattel Paper

Not applicable.

Schedule 13
Deposit Accounts, Securities Account and Commodity Accounts

Bank and Account Type	Account No.
Citibank, N.A. Checking	38893983

Schedule 14
Letter of Credit Rights

Type	L/C Number	Beneficiary	Issuing Bank

N/A